UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

OSR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Pursuant to Regulation FD promulgated under the Securities Exchange Act of 1934, as amended, — OSR Holdings, Inc. (NASDAQ: OSRH) ("OSR Holdings" or the "Company") is hereby making publicly available certain information regarding the business development activities of its drug development subsidiary, Vaximm AG ("Vaximm"), that was inadvertently referenced during a meeting with a sell-side research analyst on March 13, 2026.

Background

On the morning of March 13, 2026, members of OSR Holdings' management conducted an introductory investor relations call with a healthcare analyst at a New York-based investment bank. During this call, while the Chief Executive Officer of OSR Holdings was presenting on the business development activities of Vaximm as part of the Company's broader strategic overview, certain information regarding Vaximm and SillaJen, Inc. ("SillaJen"), a publicly-listed biopharmaceutical company in South Korea (KOSDAQ: 215600), was inadvertently referenced before being made publicly available. The Company is furnishing this Item 7.01 disclosure in accordance with Regulation FD to ensure that such information is broadly available to all investors, potential investors, and the public.

Pexa-Vec Licensing Discussion

Vaximm is currently in active negotiations with SillaJen regarding a potential licensing arrangement involving Pexa-Vec, a clinical-stage oncolytic immunotherapy being developed by SillaJen for the treatment of Renal Cell Carcinoma ("RCC") and currently in a Phase 2 clinical study under the U.S. Food and Drug Administration ("FDA") regulatory framework. While these negotiations are ongoing, no binding term sheet, letter of intent, or definitive agreement has been executed with respect to any such licensing arrangement. There can be no assurance that these negotiations will result in a definitive agreement or that any licensing transaction will be consummated on the terms currently being discussed, or at all.

Preliminary Discussions Regarding SillaJen Controlling Stake

Separately, OSR Holdings wishes to disclose that its management has had preliminary and exploratory verbal discussions with the management of SillaJen regarding a potential acquisition by OSR Holdings of a controlling interest in SillaJen, representing approximately 16% of SillaJen's total outstanding shares of common stock. These discussions are at a very early and exploratory stage. No specific deal structure, transaction terms, financing arrangements, or binding documentation of any kind has been agreed upon or executed in connection with any such potential acquisition. There can be no assurance that these preliminary discussions will lead to any definitive agreement or that any transaction will be consummated.

Cautionary Note

The Company wishes to emphasize that both matters described above — the Pexa-Vec licensing negotiation and the preliminary discussions regarding the SillaJen controlling stake — remain subject to further negotiation, due diligence, regulatory considerations, and the execution of definitive agreements. Neither matter has reached a stage at which the Company would ordinarily make a public announcement, and this Item 7.01 information is being furnished solely in accordance with the Company's obligations under Regulation FD to ensure equal and broad public access to information. The Company does not intend to provide further updates on either matter unless and until there are material developments that independently warrant public disclosure, or as otherwise required by applicable law or regulation.

Forward-Looking Statements

This Item 7.01 contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express Company management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding our expectations around the Pexa-Vec licensing negotiation and the preliminary discussions regarding a potential SillaJen controlling stake. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our 2025 annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.osr-holdings.com.

No Incorporation by Reference

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2026

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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